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                                                                  Exhibit 99.2



                                 April 7, 1999


USinternetworking, Inc.
One USi Plaza
Annapolis, Maryland 21401-7478

Ladies and Gentlemen:

     I hereby consent to the reference to me and of my becoming a Director of USinternetworking, Inc. in the Registration Statement on Form S-1 of USinternetworking, Inc. (file No. 333-70717) filed on April 7, 1999 with the Securities and Exchange Commission.

                                                    Sincerely yours,


                                                    /s/ Cathy M. Brienza
                                                    ------------------------
                                                    Cathy M. Brienza